[Liberty logo] LIBERTY
               ALL [star] STAR
               E Q U I T Y  F U N D
               ---------------------------------------

               ANNUAL REPORT
               -----------------------------
               1995

ALL [star] STAR: A Perspective

[box] Its Record

The inside of this fold-out begins with a statement of Liberty ALL-STAR Equity Fund's (ALL-STAR or the Fund) long-term investment objectives, followed by information to show how the Fund is faring.

[box] Its Uniqueness

ALL-STAR is distinct from other mutual funds because it is Multi-Managed, using a methodology developed and conducted by the Fund Manager, Liberty Asset Management Company (LAMCO).

When ALL-STAR was organized in 1986, both its uniqueness and LAMCO's methodology were explained in the offering prospectus. Since then, there have been continuing references to each in various shareholder communications.

In last year's Annual Report, we presented a full description of the Multi-Management process. In light of the favorable response--and the fact that there are many new shareholders among ALL-STAR investors--we are repeating this special section on pages 4, 5 and 6.

Liberty Asset Management Company

[start boxed material]

[Liberty logo] LIBERTY
               ASSET MANAGEMENT COMPANY

Liberty ALL-STAR Equity Fund

     Investment Objectives ...

     [star] Above average long-term investment performance
     [star] Greater consistency -- less risk

[end boxed material]

-------------------------------------------------------------------------------

               ALL-STAR'S Investment Performance and Consistency*
                 Compared with the Major Growth & Income Funds

                            Period: Past Nine Years
           (This period, January 1987 through December 1995, reflects performance since the first full year of investment operations.)

ALL-STAR's
high return
and high
consistency
combination
is well-placed
among the
universe of funds.

                                             Return
                                             12/86-
   Fund Name                                 12/95          STD
   ---------                                 ------         ----
 1 Affiliated                                12.5%          3.6%
 2 Alliance Growth & Income A                12.2%          3.2%
 3 American Leaders A                        12.2%          5.0%
 4 American Mutual                           12.4%          5.5%
 5 Burnham A                                 10.5%          7.1%
 6 Colonial A                                11.8%          5.4%
 7 Dean Witter Dividend Growth               12.9%          3.7%
 8 Dreyfus                                   10.2%          5.1%
 9 Federated Stock                           11.6%          4.1%
10 Fidelity                                  13.9%          4.4%
11 Fidelity Growth & Income                  17.0%          4.3%
12 Founders Blue Chip                        12.5%          4.7%
13 FPA Paramount                             15.6%          8.1%
14 Fundamental Investors                     14.4%          3.6%
15 IDS Equity Select A                       12.7%          4.3%
16 IDS Stock A                               13.3%          3.3%
17 Investment Comp of America                13.3%          3.3%
18 Keystone Growth & Inc (S-1)               10.3%          3.1%
19 Lexington Growth & Income                 14.5%          4.7%
20 Lutheran Brotherhood                      11.0%          3.5%
21 MAS Value                                 14.6%          4.4%
22 Massachusetts Inv A                       14.4%          2.5%
23 Merrill Lynch Basic Value A               13.1%          5.0%
24 Merrill Lynch Capital A                   13.1%          5.2%
25 Mutual Qualified                          15.0%          7.8%
26 Mutual Shares                             14.8%          7.7%
27 Nationwide                                13.0%          3.8%
28 Neuberger&Berman Guardian                 15.2%          5.1%
29 New England Value A                       11.3%          8.9%
30 Oppenheimer Total Return A                14.0%          6.4%
31 Penn Square Mutual                        13.0%          3.2%
32 Pioneer                                   12.0%          4.1%
33 Pioneer II                                11.5%          4.4%
34 Putnam Fund for Grth & Inc A              13.7%          4.4%
35 Salomon Bros Investors O                  12.4%          3.2%
36 Scudder Growth & Income                   13.5%          4.6%
37 Selected American                         13.3%          5.9%
38 Seligman Common Stock A                   12.1%          3.9%
39 Sentinel Common Stock                     12.2%          2.9%
40 State St Research Invmnt C                12.9%          3.0%
41 Strong Total Return                       10.3%          8.1%
42 T. Rowe Price Growth & Inc                12.3%          5.0%
43 Van Kampen Am Cap Comstock A              12.6%          3.9%
44 Van Kampen Am Cap Gr & Inc A              13.4%          5.3%
45 Vanguard/Windsor                          12.7%          7.5%
46 Vanguard/Windsor II                       13.6%          4.4%
47 Washington Mutual Investors               13.8%          3.9%

      Liberty ALL-STAR                       14.0%          3.3%

Each dot represents the precise return and consistency of one fund in the universe of 47 Growth and Income funds (as classified by both Morningstar, Inc. and Lipper
Analytical Services) that had at least $100 million in assets at the beginning of the nine-year period.

*Consistency is measured by examining the volatility of "non-market" monthly returns, calculated by subtracting the return of the S&P 500 Stock Index from each mutual fund's return. The lower the volatility, the higher the consistency of results compared with the stock market.

[boxed material]

Shareholders'
Investment Growth
December 31, 1995

To evaluate your
investment in
ALL-STAR, these
values should be
used. Each shows
how your investment
has fared by keeping
distributions at work
in the fund.
The upper value
includes additional
investments made
through rights
offering in 1992,
1993 and 1994.

Additional Investments        $36.04
Made Through
Rights Offerings

Net Asset Value of            $29.21
Shares Acquired
Through Dividend
Reinvestment

This is the
current net
asset value
of one share
of ALL-STAR.

Net Asset                     $11.03
Value of
One Share

[end boxed material]

For a table presenting year-by-year details for this graph, please refer to "Shareholders' Investment Growth" on Page 10.

[boxed material]

Dividend Reinvestment Plan

  Through ALL-STAR's Automatic Dividend Reinvestment and Cash Purchase Plan, ALL-STAR shareholders have the opportunity to have their dividends and distributions automatically reinvested in additional shares of the Fund.

  Participating shareholders have been rewarded as a result of the consistent reinvestment of distributions. Each share of ALL-STAR owned by shareholders who have participated in the Dividend Reinvestment Program since the Fund began operations in 1986 would have grown to 2.648 shares as of December 31, 1995. These shares have a total net asset value of $29.21. Shareholders are kept apprised of the status of their account through quarterly statements.

  For complete information and enrollment forms, please call Investor Assistance toll-free at 1-800-LIB-FUND (1-800-542-3863) weekdays between 9 AM and 5 PM Eastern time.

[end boxed material]

-----------------------------------------------------------------------------
Liberty ALL [star] STAR Equity Fund

1995 Annual Report
Chairman's Letter

To Our Fellow Shareholders:                                      February 1996

The net asset value (NAV) of a common share of the Fund declined slightly from $11.05 on September 30, 1995 to $11.03 on December 31, 1995, after deducting the cash distribution of 28 cents paid to shareholders during the quarter. The market price of a share of the Fund traded in a range from $10.375 to $11.00 before closing the quarter at $10.875. The ending price represented a discount to NAV of 1.4 percent compared with a discount to NAV of 6.1 percent on September 30, 1995. Key investment results and comparisons are noted in the box.

  The stock market in 1995 was very rewarding. As the box shows, ALL-STAR's full year return was 31.8%, which compares favorably with 30.6% for the Lipper Growth and Income Average and 37.5% for the S&P 500. In absolute terms, this performance is exceptional. This bullish market behavior was supported by a number of factors including relatively low interest rates, satisfactory corporate profits growth, low inflation, and burgeoning cash flow into domestic equity mutual funds, to name a few. In fact, until the budget impasse in Washington, a negative factor was hard to find. Some pundits said conditions for a bull market could not be better. And it appears they were right. This suggests caution.

  Richard Christensen's President's letter which follows offers more detail, and the Manager Roundtable reviews 1995 and looks into 1996, which will be dominated by the political rhetoric surrounding a presidential election year. But following such a great 1995, 1996 will certainly be a challenge for the stock market.

  The front cover fold-out shows that ALL-STAR continues to fulfill its stated long-term investment objectives of above-average investment performance with greater consistency, as it has done during the almost ten years of its history. It has been my privilege to serve the Fund's shareholders during that entire period as Chairman of its Board of Trustees. Now I will be retiring effective with the April 17, 1996 Annual Shareholder's Meeting. ALL-STAR's success through the years has been due, in part, to the diligent contributions of an outstanding Board. That will continue as before, with the addition of Harold W. Cogger, who has been nominated by the Board to fill the vacancy created by my departure. It is expected continued on page 2

*******************************[Boxed text]************************************
Fund Performance for the fourth
quarter and the full year. Figures
shown for the Fund and the Lipper
Growth & Income Mutual Fund Average
are total returns, which include
income, less fees and other operating
expenses. Figures shown for the
unmanaged S&P 500 and Dow Jones
Indices are total returns including      Fourth                Full
income.                                  Quarter               Year
-----------------------------------------------------------------------------
Liberty ALL-STAR Equity Fund
 Shares Valued at Net Asset Value         2.4%                   31.8%
 Shares Valued at Market Price
    Reinvested                            7.5%                   41.4%
Lipper Growth & Income Mutual Fund
   Average                                4.5%                   30.6%
S&P 500 Stock Index                       6.0%                   37.5%
Dow Jones Industrial Average              7.5%                   36.8%
Fund's Closing Price Range                $11 - 10-3/8           $11 - 8-1/2
Fund's Discount Range                     1.1% to 6.4%           0.7% to 10.3%
*******************************************************************************

-----------------------------------------------------------------------------
Liberty ALL [star] STAR Equity Fund

Chairman's Letter
Continued from
Page 1

that Mr. Cogger will be elected Chairman subsequently. He is an experienced investment professional who is Executive Vice President of Liberty Financial Companies, Inc., the parent company of LAMCO, and President and Chief Executive Officer of Colonial Management Associates, Inc., a large mutual fund management company, also one of the Liberty Financial Companies. This matter is discussed in the Proxy Statement which accompanies this Report.

  Finally, I wish to thank you, my fellow shareholders, for your demonstrated confidence since 1986 in ALL-STAR's unique multi-manager approach as conducted by LAMCO. That approach continues to be validated by the long-term record.

Sincerely,

/s/Richard I. Roberts

Richard I. Roberts
Chairman
Board of Trustees
Liberty ALL-STAR Equity Fund

-----------------------------------------------------------------------------
Liberty ALL [star] STAR Equity Fund

1995 Annual Report
President's Letter

To Our Fellow Shareholders:                                      February 1996

As discussed in the preceding Chairman's letter, the stock market's advance continued in the fourth quarter, although at a slower pace than in the prior three quarters as measured by the S&P 500. For the full year, ALL-STAR's net asset value return was exceeded only by that of 1991 in its nine year history. One has to go back to 1958 to find a better year for the S&P 500 as measured by percent total return.

  Beneath these exceptional overall returns, the year was marked by significant sector rotation, associated shifts in leadership between growth and value styles and a general lack of reward to quality. In the Manager Roundtable, the Portfolio Managers comment on each of these points.

  After a lackluster 1994 in which the market finished with a weak fourth quarter, value stocks started 1995 with a strong performance that produced good results for ALL-STAR and the S&P 500. In the second and third quarters, as interest rates fell, the market leadership shifted to growth stocks, and in particular the technology sector, and growth stocks outperformed value stocks. However, as the economy slowed in the fourth quarter the leadership shifted back to value stocks as investors became apprehensive about earnings projections for 1996. Growth stocks' performance deteriorated and value stocks finished the year in strong fashion. This rotation between value and growth was mitigated in ALL-STAR by the style diversification provided by the multi-management approach. Investors were able to capture the movement in both growth and value stocks without extreme volatility.

  ALL-STAR was designed to be, and has been managed as, a core equity investment for its shareholders, producing above-average long term investment results at a below-average risk. The front cover fold out shows that these objectives have been achieved. Core, in this context, means that investors may view ALL-STAR as their basic domestic equity portfolio to which they may add other investments seeking differing objectives. We continue to believe ALL-STAR is well positioned for the future.

Sincerely,

/s/Richard R. Christensen

Richard R. Christensen
President
Liberty ALL-STAR Equity Fund and
Liberty Asset Management Company

Why Multi-Management?

Even the Best Managers
Have Inconsistent Returns

Funds managed by one portfolio management organization, even a top one, tend to produce inconsistent returns from one period to another. The graph illustrates this inconsistency by showing the four best performing growth and income funds in 1990 and tracking their relative performance rankings over the next five years. The lack of consistency is clear. The problem is...

[typeset representation of line graph]

The Top-
Ranked
Funds        1990     1991     1992     1993     1994     1995      Ranking
-----        ----     ----     ----     ----     ----     ----      among 169
Fund 1          1      160      130      135        6      168      Growth &
Fund 2          2       16      158      115      141       35      Income
Fund 3          3       30      144      147        3       18      Funds
Fund 4          4       58       92      146      110      117

A Single Style
Produces Inconsistency

 ...a professional portfolio manager practices the same specific investment style through all types of market environments. For example, a growth stock manager continues to hold growth stocks even when the stock market favors other types of stocks. Therefore, as the stock market changes, a manager's returns fluctuate relative to the stock market, as exhibited in this simplified graph.

In order to reduce these fluctuations...

[typeset representation of wave chart]

     Manager's                                    Manager's
      Style                                         Style
     in Favor                                     in Favor

[wave runs up under in favor, down to out of favor, then back to in favor]

Stock Market Returns
-----------------------------------------------------------------

                       Manager's
                         Style
                      out of Favor

Time -------------------------------------------------[arrow right]

[end wave chart]

Combining Styles
Through Multi-Management
Improves Consistency

 ...more than one portfolio manager, each employing a different style, must manage a fund. This approach is called "Multi-Management" and is practiced in some form by most large pension funds. This graph shows a simplified example of Multi-Management using two diametrically different styles of management. Notice the combined results produce what neither manager can give alone:
Consistency.

Of course, the investment performance from styles is not as predictable as shown, so...

[typeset representation of wave chart]

   Manager A's                   Manager B's                   Manager A's
     Style                         Style                         Style
   in Favor                      in Favor                       in Favor

solid line waves up to in favor, down to out of favor, then back to in favor broken line waves down to out of favor, up to in favor, then down to out of favor

Multi-Manager Returns          (Manager A plus Manager B)
-------------------------------------------------------------------------------
Stock Market Returns
-------------------------------------------------------------------------------

   Manager B's                     Manager A's                   Manager B's
   Style out                       Style out                     Style out
    of Favor                        of Favor                      of Favor

Time --------------------------------------------------------[arrow right]

[end wave chart]

                           Multi-Management: ALL-STAR
                     and Liberty Asset Management Company

 ...LAMCO has identified five different styles as the best combination to achieve ALL-STAR's investment objectives.

Three of the styles, representing 60 percent of the Fund's assets, are Value styles, which focus on the selection of companies whose ratios of stock price to estimated value are better than those of similar companies. The other two styles, representing 40 percent of the assets, are Growth styles, which focus on the selection of companies whose growth prospects are better than the average company. Within these broad styles of Value and Growth are the specific styles shown in the pie chart below.

In addition to producing greater performance consistency, ALL-STAR's other objective is to produce above average return; and to fulfill that objective...

                        ALL-STAR's Multi-Manager Team

 ...LAMCO searches for successful, independent investment management organizations to hire as Portfolio Managers for ALL-STAR. In researching and selecting them, LAMCO focuses on managers who have:

[bullet] A demonstrated record of success.

[bullet] A constant focus on the desired Style.

[bullet] An organization that is well-managed.

[bullet] Highly qualified people who have built the record.

[bullet] A disciplined investment decision-making process.

There are several hundred equity management organizations which are both substantial in size and well-qualified to manage large investment portfolios. By applying a variety of analyses and disciplines, LAMCO today employs the following five Portfolio Managers as ALL-STAR's team, which it considers to be optimal for achieving ALL-STAR's investment objectives.

*****************************[Pie Chart]***************************************
Cooke & Bieler, Inc.                          20%
Value -- companies with sound
fundamentals: seasoned, well-managed
and financially strong.

Oppenheimer Capital                           20%
Value -- contrarian holdings
being overlooked and
undervalued by investors.

Columbus Circle Investors                     20%
Growth -- companies whose
growing earnings are not fully
reflected in their share prices.

Provident Investment Counsel, Inc.            20%
Growth -- companies with fast
growing earnings and bright
prospects.

Palley-Needelman Asset Management, Inc.       20%
Value -- large capitalization companies
with attractive valuations, sound
fundamentals and above average dividend
income.
********************************************************************************
          As with anything in investments, circumstances change, so...

LAMCO's Multi-Management Process

 ...LAMCO conducts continuing evaluation of the Portfolio Managers. The purpose is to be sure that each is still the best choice for ALL-STAR. Through frequent meetings with the Portfolio Managers, and through qualitative and quantitative analyses, each is continually evaluated to assure that:

  [bullet] It is consistently practicing its Investment Style.

  [bullet] Its transactions and holdings reflect the Style.

  [bullet] Its organization and investment process continue to support the Style.

  [bullet] Its investment performance is good when compared with other managers using a similar Style.

Also, LAMCO is alert to assuring the proficiency of the Portfolio Manager team. The objective is to be certain that the team remains an optimal combination, giving ALL-STAR the full benefits of Multi-Management. The procedures include:

  [bullet] Assuring that ALL-STAR's total portfolio has the proper investment characteristics.

  [bullet] Researching new investment managers as possible future
           Portfolio Managers.

  [bullet] Making Portfolio Manager changes when necessary. Since ALL-STAR began, four portfolio managers have been replaced.

Further, LAMCO shifts assets among the Portfolio Managers at selected times. As the previous pie chart indicates, ALL-STAR's assets are allocated equally among the five Portfolio Managers in order to provide the desired style diversification. However, stock market action unbalances that equilibrium, causing the allocation to become unequal. Accordingly, from time to time, LAMCO reallocates assets back to equality in order to preserve the benefits of ALL-STAR's Multi-Management methodology.

The anatomy of ALL-STAR's unique Multi-Management structure is visible in its Portfolio Characteristics on the facing page. For reference, it is compared with the S&P 500 Stock Index.

Commentary

Managers' Differing Investment Styles
Are Reflected in Portfolio Characteristics

The Portfolio Characteristics table on this page is a regular feature of ALL-STAR shareholder reports. It serves as a useful tool for understanding the value of a multi-managed portfolio. The characteristics are different for each of ALL-STAR's five investment managers. These differences are a reflection of the fact that each pursues an individual Investment Style. The shaded column highlights the characteristics of ALL-STAR, while the final column shows portfolio characteristics for the entire S&P 500 Stock Index.

The Styles practiced by ALL-STAR's five investment managers are:

Cooke & Bieler, Inc./Value--
Companies with sound fundamentals: seasoned, well-managed and financially strong.

Palley-Needelman Asset Management, Inc./Value--
Large capitalization companies with attractive valuations, sound fundamentals and good prospects.

Oppenheimer Capital/Value--
Contrarian holdings being overlooked and undervalued by investors.

Columbus Circle Investors/Growth--
Companies whose growing earnings are not fully reflected in their share prices.

Provident Investment Counsel, Inc./Growth--
Companies with fast growing earnings and bright prospects.

-----------------------------------------------------------------------------
Portfolio Characteristics
as of
December 31, 1995 (unaudited)                                  VALUE STYLES
                                                  -----------------------------
                                                 Cooke &    Palley-     Oppen-
                                                 Bieler    Needelman    heimer
                                                 -------    --------   -------
Portfolio       1. Number of Holdings                33         38         30
                2. Percent in Top Ten                44%        33%        47%
------------------------------------------------------------------------------
Size and Debt   3. Average Sales or Revenues
                   (billions)                     $13.0      $14.3      $12.5
                4. Average Debt/Capital Ratio        23%        33%        50%
------------------------------------------------------------------------------
Profitability   5. Average Return on Total
                   Capital                           20%        11%        13%
                6. Average Return on Equity          23%        16%        22%
------------------------------------------------------------------------------
Growth          7. Average 5-Year Sales
                    Per Share Growth                  8%         5%        14%
                8. Average 5-Year Earnings
                    Per Share Growth                 13%        19%        27%
------------------------------------------------------------------------------
Yield           9. Dividend Yield                   2.5%       2.5%       1.6%
               10. Average 5-Year
                    Dividend Payout Ratio            50%        51%        34%
------------------------------------------------------------------------------
Valuation      11. Average Price/Earnings Ratio    16.3x      15.8x      14.0x
               12. Average Price/Book Value
                   Ratio                            2.8x       2.4x       2.7x
------------------------------------------------------------------------------

                                                     GROWTH STYLES
                                                  ----------------------
                                                  Columbus                   Total          S&P
                                                   Circle     Provident    ALL-STAR      500 Index
                                                  ---------    ---------    ---------   -----------
Portfolio       1. Number of Holdings                 47           51          165           500
                2. Percent in Top Ten                 35%          39%          15%           18%
 --------------------------------------------------------------------------------------------------
Size and Debt   3. Average Sales or Revenues
                   (billions)                      $13.9         $6.9        $13.1         $23.0
                4. Average Debt/Capital Ratio         25%          23%          33%           33%
 --------------------------------------------------------------------------------------------------
Profitability   5. Average Return on Total
                   Capital                            14%          17%          15%           14%
                6. Average Return on Equity           19%          22%          20%           21%
 --------------------------------------------------------------------------------------------------
Growth          7. Average 5-Year Sales
                    Per Share Growth                  17%          20%          11%           10%
                8. Average 5-Year Earnings
                    Per Share Growth                  26%          27%          21%           20%
 --------------------------------------------------------------------------------------------------
Yield           9. Dividend Yield                    1.1%         0.6%         1.9%          2.3%
               10. Average 5-Year
                    Dividend Payout Ratio             23%          15%          39%           46%
 --------------------------------------------------------------------------------------------------
Valuation      11. Average Price/Earnings Ratio     23.4x        26.2x        16.9x         17.0x
               12. Average Price/Book Value
                   Ratio                             3.3x         5.3x         2.8x          3.0x
 --------------------------------------------------------------------------------------------------


Major Stock Changes in the
Fourth Quarter

The following are the major ($2.5 million or more) stock changes--both additions and reductions-- that were made in ALL-STAR's portfolio during the fourth quarter of 1995.

                                                       Shares
                                         ----------------------------------
                                                                    Held
Name                                     Additions   Reductions   12/31/95
-------------------------------------     --------    ---------   ---------
Aetna Life & Casualty Co.                 34,500                    34,500
American Telephone & Telegraph Co.        38,200                    77,500
Hewlett-Packard Co.                       40,400                   105,400
Merck & Co., Inc.                         68,200                   216,200
Mobil Corp.                               40,100                    40,100
Nabisco Holding Corp.                    140,000                   140,000
Pfizer, Inc.                             100,000                   100,000
R.R. Donnelley & Sons Co.                100,000                   100,000
United Healthcare Corp.                   63,500                   108,500

AirTouch Communications                              (104,700)           0
American General Corp.                               (110,000)           0
Amoco Corp.                                           (58,300)           0
Becton, Dickinson & Co.                               (49,900)           0
Capital Cities/ABC, Inc.                              (35,400)      45,000
Citicorp                                              (80,700)     130,000
Coltec Industries Inc.                               (300,000)           0
Cooper Industries, Inc.                              (115,000)           0
Deere & Co.                                           (30,100)           0
Georgia-Pacific Corp.                                 (37,400)           0
James River Corp. of VA                              (115,000)           0
Mercury Finance Co.                                  (209,250)*          0
Motorola, Inc.                                        (75,000)      75,000
Pacific Telesis Group                                (103,000)           0
Penney (J.C.) Co., Inc.                              (100,000)           0
Philips Electronics N.V.                             (110,000)           0
Texas Instruments, Inc.                               (50,000)           0
Wal-Mart Stores, Inc.                                (160,000)           0

*Adjusted for stock split

LIBERTY ALL [star] STAR EQUITY FUND

Top 50
Holdings

As of
December 31, 1995

         Rank
         as of                                               Value   Percent of
 Rank  9/30/95   Security Name                               ($000)  Net Assets
-----    ------   ------------------------------------------  ------ ----------
 1          4     Monsanto Co.                              $14,847     1.7%
 2         17     Merck & Co., Inc.                          14,215     1.6
 3          7     Royal Dutch Petroleum Co. ADR              13,139     1.5
 4          2     Microsoft Corp.                            12,873     1.5
 5         31     First Data Corp.                           11,919     1.4

 6         11     Raytheon Co.                               11,624     1.3
 7          9     Avon Products, Inc.                        11,434     1.3
 8         10     Intel Corp.                                11,066     1.3
 9         13     McDonnell-Douglas Corp.                    11,040     1.3
10          8     May Department Stores Co.                  10,985     1.3

11         16     Federal Home Loan Mortgage Corp.           10,855     1.2
12          5     Ericsson (L.M.) Telephone Co. Class B ADR   9,844     1.1
13         86     Kimberly Clark Corp                         9,736     1.1
14         12     Medtronic, Inc.                             9,426     1.1
15         39     Computer Associates International, Inc.     9,336     1.1

16         18     Cisco Systems, Inc.                         8,955     1.0
17         52     Hewlett-Packard Co.                         8,827     1.0
18          1     Citicorp                                    8,743     1.0
19         21     American Greetings Corp.                    8,647     1.0
20         26     Triton Energy Corp.                         8,606     1.0

21         15     Oracle Systems Corp.                        8,558     1.0
22         23     American International Group, Inc.          8,487     1.0
23         22     Pitney Bowes, Inc.                          8,460     1.0
24         19     Amgen, Inc.                                 8,016     0.9
25         27     Exxon Corp.                                 8,013     0.9

26         64     The Boeing Co.                              7,838     0.9
27         25     EXEL Limited                                7,625     0.9
28         24     Marsh & McLennan Companies, Inc.            7,455     0.9
29         34     General Electric Co.                        7,200     0.8
30        147     United Healthcare Corp.                     7,107     0.8

31         28     Readers Digest Association, Inc. Class A    7,073     0.8
32         33     Unilever N.V.                               7,038     0.8
33         38     Sprint Corp.                                6,978     0.8
34         41     Travelers Group, Inc.                       6,916     0.8
35         29     Union Camp Corp.                            6,858     0.8

36         56     Schering Plough Corp.                       6,844     0.8
37         30     Dover Corp.                                 6,711     0.8
38         36     Bank of New York, Inc.                      6,684     0.8
39         58     Johnson & Johnson                           6,653     0.8
40         44     State Street Boston Corp.                   6,525     0.7

41         43     AFLAC, Inc.                                 6,506     0.7
42         42     Progressive Corp.                           6,354     0.7
43        NEW     Pfizer, Inc.                                6,300     0.7
44         53     Sherwin-Williams Co.                        6,276     0.7
45         71     Federal National Mortgage Association       6,206     0.7

46         70     Eastman Kodak Co.                           6,177     0.7
47         73     Repsol S.A. ADR                             6,072     0.7
48         40     Genuine Parts Co.                           6,027     0.7
49         63     Bristol-Myers Squibb Co.                    6,011     0.7
50         37     Pharmacia & Upjohn Inc.*                    5,928     0.7

*Formerly Upjohn Co. -- name changed due to merger with Pharmacia.

Shareholders'
Investment Growth

A report on per-share values,
distributions and reinvestment
since ALL-STAR's inception

                                                                        NAV(1)              Price
                 Shares                Shares       Shares    Shares      Per     Total      Per
                 Owned       Per      Purchased   Acquired     Owned     Share     NAV      Share     Total
                   at       Share      Through     Through    at End    at End      of     at End     Price
              Beginning   Distri-  Reinvestment     Rights      of        of     Shares      of      Shares
Year            of Year   butions      Program    Offering     Year      Year     Owned     Year      Owned
------------     -------    ------    ----------    -------    ------    ------    -----    ------   -------
1987             1.000      $1.18       .140          --       1.140    $ 7.90   $ 9.01     6        $ 6.84
------------      -----      ----      --------      -----      ----      ----      ---      ----      -----
1988             1.140      $0.64       .107          --       1.247    $ 8.29   $10.34     7-1/4    $ 9.04
------------      -----      ----      --------      -----      ----      ----      ---      ----      -----
1989             1.247      $0.95       .156          --       1.403    $ 9.58   $13.44     8-1/4    $11.57
------------      -----      ----      --------      -----      ----      ----      ---      ----      -----
1990             1.403      $0.90       .168          --       1.571    $ 8.92   $14.01     7-3/4    $12.18
------------      -----      ----      --------      -----      ----      ----      ---      ----      -----
1991             1.571      $1.02       .171          --       1.742    $11.20   $19.51    10-3/4    $18.73
------------      -----      ----      --------      -----      ----      ----      ---      ----      -----
1992             1.742      $1.07       .199        0.179(2)   2.120    $10.78   $22.85    11-1/8    $23.59
------------      -----      ----      --------      -----      ----      ----      ---      ----      -----
1993             2.120      $1.25(5)    .266        0.138(3)   2.524    $10.40   $26.25    11-1/8    $28.08
------------      -----      ----      --------      -----      ----      ----      ---      ----      -----
1994             2.524      $1.00       .277        0.155(4)   2.956    $ 9.26   $27.37     8-1/2    $25.13
------------      -----      ----      --------      -----      ----      ----      ---      ----      -----
1995
1st Quarter      2.956      $0.24       .074          --       3.030    $ 9.83   $29.78     9-5/8    $29.16
2nd Quarter      3.030      $0.25       .074          --       3.104    $10.53   $32.69    10        $31.04
3rd Quarter      3.104      $0.27       .081          --       3.185    $11.05   $35.19    10-3/8    $33.04
4th Quarter      3.185      $0.28       .082          --       3.267    $11.03   $36.04    10-7/8    $35.53
------------      -----      ----      --------      -----      ----      ----      ---      ----      -----

1) Net Asset Value

2) Rights offering completed in April 1992. One share offered at $10.05 for every 10 shares owned.

3) Rights offering completed in October 1993. One share offered at $10.41 for every 15 shares owned.

4) Rights offering completed in September 1994. One share offered at $9.14 for every 15 shares owned.

5) Includes the $0.18 per share tax credit passed through to shareholders, which was assumed to be reinvested at the year-end price of 11-1/8.

Since its inception, ALL-STAR has maintained an optional Automatic Dividend Reinvestment and Cash Repurchase Plan, whereby distributions are automatically used to acquire additional shares of ALL-STAR. In addition, three rights offerings have allowed investors to acquire additional shares. The rights offering in April 1992 allowed investors to acquire one share at $10.05 for every ten shares held, the one in October 1993 allowed investors to acquire one share at $10.41 for every 15 shares held; and the one in September 1994 allowed investors to acquire one share at $9.14 for every 15 shares held.

  As the table above shows, an original share, including the rights offering and dividend reinvestment shares, has grown to a net asset value of $36.04 (3.267 shares times the current $11.03 net asset value per share) and a market price value of $35.53 (3.267 shares times the current $10.875 market price per share). Excluding the rights offering shares, an original share has grown to 2.648 shares. Thus, the original share has grown to a net asset value of $29.21 (2.648 shares times the current $11.03 net asset value per share) and a market price value of $28.80 (2.648 shares times the cur-rent $10.875 market price per share).

-----------------------------------------------------------------------------
ALL[star]STAR

Manager Roundtable

1995 Was an Excellent Year And
1996 Holds Opportunities As Well

Their Views Vary but ALL-STAR's
Portfolio Managers Think Astute
Management and Good Stock
Selection Can Produce Rewards
in the Year Ahead

After an unrewarding stock market in 1994, investors approached 1995 cautiously. Twelve months later, they looked back on 1995 as one of the best years for the stock market in some time. Now, investors are turning to prospects for 1996, and once again are seeing cause for caution. This time, their thoughts are focused on ways to keep the momentum going. ALL-STAR's five Portfolio Managers recently analyzed 1995, and then took a look ahead at what they see for 1996.

The Fund Advisor, Liberty Asset Management Company, serves as the moderator of the Roundtable. The participating Portfolio Managers and their Investment Styles are:

The views expressed in this Manager Roundtable represent the views of the individual portfolio managers at the time of the roundtable discussion and are subject to change.

Columbus Circle Investors
Portfolio Manager:
Irwin Smith, Chairman
Investment Style: Growth--Columbus Circle invests in companies whose earnings growth has accelerated and is anticipated to continue accelerating beyond consensus expectations. Stock selection focuses on identifying the critical micro and macro factors underlying the earnings expectations for each company.

Cooke & Bieler, Inc.
Portfolio Manager:
James C.A. McClennen, Senior Partner and Director
Investment Style: Value--Cooke & Bieler invests primarily in the stocks of well managed companies which are industry leaders and are characterized by sound finances and high profitability. Consistency and predictability of earnings and dividend growth are highly prized. Intense fundamental analysis is performed on all potential portfolio holdings.

Oppenheimer Capital
Portfolio Manager:
John G. Lindenthal, Managing Director
Investment Style: Value--Oppenheimer invests in the stocks of quality companies with sound business prospects that are considered undervalued because they are currently disliked or are being overlooked by investors. Research focuses on cash flow analysis. Purchase candidates exhibit a high return on equity, large undedicated cash flow, and reasonable prices in relation to book value.

Palley-Needelman Asset Management, Inc.
Portfolio Manager:
Roger B. Palley, President
Investment Style: Value--Palley-Needelman invests in the stocks of companies which it believes are selling at a substantial discount to their intrinsic value and where a "catalyst" exists which will lead to a realization by the market of this true value. Stocks must pay a dividend, have a market capitalization of at least $1 billion and are characterized by below-market price/ earnings, price/cash flow and debt/capital ratios.

Provident Investment Counsel, Inc.
Portfolio Manager:
Jeffrey J. Miller, Managing Director
Investment Style: Growth--Provident invests in the stocks of companies that are expected to provide fast growth in earnings. Provident believes that companies with superior financial characteristics and accelerating sales and profit growth will provide superior stock returns. Stocks held typically have high profit margins and return on equity and price/earnings ratios less than their predicted growth rates.

LAMCO: Let's start with a look back. Would each of you provide an in-depth analysis of 1995, with emphasis on the fourth continued on page 12

Manager Roundtable
continued from page 11

quarter. Let's begin with the growth managers. Jeff Miller, will you please begin?

Miller (Provident--Growth): The return of the stock market was driven by a confluence of positive events. The Fed successfully engineered a "soft landing" for the economy, allowing interest rates to decline (reversing 1994's increase) and price/earnings multiples to expand. In addition, earnings for the stocks in the S&P 500 grew in the range of 17%--20% because merger and restructuring activity trimmed operating expenses, technology boosted employee productivity and acquisitions bolstered top-line growth.

  While the market was strong overall, it was also characterized by severe sector rotation. Few groups held leadership roles during the entire year. Swift rotations in and out of sectors created a trading market biased to the upside. Slow-growth, large capitalization stocks led the market during the first few months of the year. During the second and third quarters, investors rotated into high growth stocks, yielding superior performance for our portfolio. The information technology and the specialty finance sectors were major contributors to the portfolio's performance. During the final quarter of the year, another rapid rotation occurred in which investors heavily sold technology stocks and rotated back into large capitalization defensive stocks. Our portfolio suffered due to this rotation, but still produced strong results for the year.

 .......................................
"While the market was strong overall,
it was also characterized by severe
sector rotation. Few groups held
leadership roles during the entire
year."
               Jeff Miller
                Provident
 .......................................

  Drug stocks, HMOs, entertainment and financial services stocks like Federal National Mortgage Association and First Data performed well in the fourth quarter. Retailers suffered from sluggish consumer spending and a weak Christmas selling season. The technology sector was split, with software and networking stocks holding up, while semiconductor issues declined as investors took profits after three consecutive strong quarters. Telecommunication stocks, such as Motorola and Nokia, suffered as U.S. domestic cellular phone sales slowed dramatically in the fourth quarter. In response to this environment, and in keeping with our disciplines, we have sold stocks showing fundamental problems and have consistently taken profits in many issues to reduce our exposure.

LAMCO: Thanks, Jeff. Irwin Smith, what are your views?

Smith (Columbus Circle--Growth): The year 1995 will go down as one of the great years in the stock market. All of the following contributed to the market's outstanding performance in 1995: interest rates fell steadily, corporate profits increased, and inflation and economic growth remained within investors' "comfort zone"--each near three percent.

  After a strong first half, the second half of the year brought rotation across sectors as the economy began to show signs of slowing. This rotation consisted primarily of an exit from technology, with the majority of investors seeking more defensive holdings--large capitalization, higher quality, higher yielding and lower risk stocks. As a result strong

 ..........................................
"All of the following contributed to
the market's outstanding performance in
1995: interest rates fell steadily,
corporate profits increased, and
inflation and economic growth remained
within investors' "comfort zone"--each
near 3 percent."
                 Irwin Smith
               Columbus Circle
 ..........................................

gains were posted in companies such as GE, Merck, Exxon, Johnson & Johnson and Kimberly Clark.

  Still, the most prominent sector for 1995 was technology, especially semiconductors, semiconductor equipment and communications-related groups, which was the best performer early in the year. Based on strong fundamentals, especially relative to other slower-moving parts of the economy, investor enthusiasm for the group ran near euphoric levels for most of the year. Investors continued to purchase technology-related stocks so that most growth managers had at least 30 percent in technology, with many of the specialty mutual funds with significant cash inflow having 70-80 percent of their investment in this sector.

  In the latter part of the third quarter, technology stocks faded. They continued to decline into the fourth quarter with an acceleration on the downside as investors became concerned about the supply/demand relationship of semiconductors.

ALL [star] STAR

The increasing concern about potential weakness led to selling pressure which was exacerbated as portfolio managers began to reduce their significant exposure. At the end of the third quarter, we pared back our technology weight and shifted the focus from more cyclical securities to those which appeared to have better long-term growth potential.

  Our best performing group, and one of the best in the market, remained healthcare. Through the majority of the year, we maintained about 20 percent of our portfolio in this sector, including hospital management companies, HMOs, pharmaceutical and medical technology companies. These groups within the healthcare universe benefited from continued improvement in fundamentals, including a somewhat better pricing environment. In addition, increased approvals of new drugs by the FDA allowed drug companies to bring more new drugs to market much faster than anticipated.

  We had about five percent of our portfolio invested in energy, broadly defined to include natural gas-related companies, domestic and international oils, and oil services. These groups did well in the fourth quarter, as uncertainty in supply and demand forces suggested rising oil prices. Many good reasons for investing in energy remain, but supply and demand worldwide are in good balance and energy prices are expected to stay within a narrow range. While there are some positive surprises within the sector, such as somewhat higher-than-expected capital expenditures by the exploration companies (which helps the oil service companies), there does not appear to be enough positive surprises to make the energy sector a major theme for us.

  Another sector that did fairly well is capital goods. Surprisingly, these companies did well despite a weak economy. A closer look indicates that the aerospace companies continued to restructure and improve the quality of earnings through cost cutting and rationalizing those facilities acquired through merger. Additionally, for example, Boeing was getting incremental market share of a rising airline order inflow and this, of course, benefited its many suppliers. Construction also did fairly well with the major driver being lower interest rates, which people eventually think will flow into incremental demand for housing and commercial development within the United States and overseas. Again, restructuring and cheap valuations relative to anticipated cash flow made these stocks attractive, especially in a lower interest rate environment. Utilities also did well as a place to invest in a declining interest rate environment, and amid concerns about the economic future. Historically, we have not invested in this area as it is very difficult to find companies that are accelerating earnings growth relative to expectations.

  So, 1995 was a good year for investors. Rotation among groups seemed more sporadic than usual and thus changes made to capture positive surprises were often late. The patience to capture both surprise and forward momentum of secular trends often went unrewarded as investors moved from place to place, attempting to enhance performance. We are certain, however, that focusing on positive changes within companies and investing in those companies that are exceeding expectations will continue to be rewarding in the long-term.

LAMCO: Let's turn to the value managers. Roger Palley, please begin.

 ............................................
"Last year witnessed one of the best
U.S. stock and bond market gains in this half century. What was even more impressive was the broad-based nature of the advances and their consistency. Stocks were up every month save October's three-tenths of one percent decline..."

             Roger Palley
           Palley-Needelman
 ............................................

Palley (Palley-Needelman--Value): Last year witnessed one of the best U.S. stock and bond market gains in this half century. What was even more impressive was the broad-based nature of the advances and their consistency. Stocks (as measured by the S&P 500 Index including income) were up every month save October's three-tenths of one percent decline. Bond values (including interest income) rose every month of the year.

  While the technology sector was strong for much of the year, its relative performance began to slow in the third quarter and worsened in the fourth quarter. Still leading the market after the first nine months, the technology sector fell behind financials and consumer staples in the fourth quarter, finishing in third place for the year. Momentum players and latecomers to this sector were hard hit in the latter months of the year, particularly if they had exposure to the volatile semiconductor stocks. Our underexposure and conservative approach to the technology stocks helped our relative performance in the fourth quarter.

                                                          Continued on page 14

Manager Roundtable
continued from page 13

  Consumer cyclical stocks lagged most of the year, but our auto and housing related issues picked up in the last quarter showing good relative performance. The capital goods sector including our defense holdings had a good year and an exceptional quarter. Overexposure to both these sectors was a positive toward our good fourth-quarter performance.

  Stocks rated A- or better by Standard & Poor's make up over 57 percent of our portfolios compared to only 34 percent of the Russell 1000 Value Index. High quality companies provide excellent downside protection during periods of either economic or market malaise. Quality in general has not been rewarded in portfolio performance since 1990, the last time we had a very poor economic and market environment. This low quality outperformance continued through the first half of 1995. There was a dramatic shift, however, in the second half of the year as high quality stocks turned in the best performance and low quality stocks lagged badly.

  We expect this trend to continue in 1996 as earnings growth decelerates and the economy exhibits a pattern of slow but steady growth.

  We have long believed that exposure to high quality foreign stocks held in the form of ADRs (American Depositary Receipts) helps the return in our portfolio and creates added diversification, which dampens volatility. In 1995 most foreign stock markets lagged the strong U.S. market. Foreign stock performance turned around, however, in the fourth quarter with a number of our holdings such as Elf Aquitaine, Pharmacia & Upjohn, and Smithkline Beecham gaining significantly more than the market. With the probability of lower interest rates in many of these countries and some "catch up" to the U.S. market, we believe this trend will continue in 1996.

 ....................................
"Clearly, there were many factors
that came together to create such an
ebullient environment....Basically,
the stock market stars were aligned
in 1995."
              Jim McClennen
              Cooke & Bieler
 .....................................

LAMCO: Jim McClennen, how does Cooke & Bieler see 1995?

McClennen (Cooke & Bieler--Value): Nineteen ninety-five was an extraordinary year for investing in the U.S. stock market. Clearly, there were many factors that came together to create such an ebullient environment. Just to mention a few: the economy and overall corporate profits grew consistently while inflation remained virtually non-existent; long-term interest rates declined dramatically; the level of corporate mergers and acquisitions reached new highs; investors continued to put money into U.S. mutual funds at record rates; and politicians focused on shrinking the budget deficit and size of the central government, lowering taxes, and further deregulating the U.S. economy. Basically, the stock market stars were aligned in 1995.

  In the context of this market environment, I would make several comments about 1995 and the fourth quarter as it relates to our investment style. First, a market advance of the magnitude we saw compressed into relatively short period of time certainly involved some degree of speculation. Anecdotal evidence of speculative activity would include takeover frenzies in the banking and entertainment industries, the exponential rise of Internet-related stocks and a very high level of initial public offerings. Because we consciously strive to maintain risk at a low level, the stocks in which we invest usually lag the market when speculation becomes a factor. We feel this occurred in 1995. Second, the dominance of technology stocks throughout most of 1995 had an impact on our results. Many of these stocks tend to be highly volatile and are therefore generally not suitable investments for our portfolios given our low risk investment philosophy. Consequently, we are usually under-weighted in this sector. This trend, however, reversed in the fourth quarter as concerns surfaced about the near-term earnings outlook for many technology companies. Third, our approach is to invest only in the stocks of high quality companies. These are companies that are financially strong, highly profitable, consistent performers and well-managed. Our data suggest that there was virtually no distinction between high and low quality stocks for the full year of 1995. In other words, average performance between the groups was the same. This is consistent with a powerful market that indiscriminately pushes stocks higher. Thus, our quality focus was not a determining factor in our full year results. The same, however, cannot be said for the fourth quarter in isolation. High quality stocks generally outperformed low quality stocks by a fairly wide margin in the quarter and our portfolios gained ground as a result. This was most likely precipitated by concerns about technology companies' earnings and, perhaps to

ALL [star] STAR

 .................................
"The single most important factor
in the portfolio's performance in
1995 was the 200-basis point drop
in long term interest rates."

          John Lindenthal
            Oppenheimer
 .................................

some degree, by measures taken to protect gains.

LAMCO: John Lindenthal, what is Oppenheimer's view on 1995?

Lindenthal (Oppenheimer--Value): The single most important factor in our portfolio's performance in 1995 was the 200-basis point drop in long term interest rates. We have had a longstanding view that financial stocks represented the best values in the market regardless of the interest rate environment, and accordingly, approximately one-third of our portfolio has been invested in this sector. Financial stocks that outperformed the market for the year included Federal Home Loan Mortgage Corp., Citicorp, Travelers, Exel Ltd., Transamerica, Progressive Corp., AFLAC and Morgan Stanley. The portfolio also benefited from the continuing restructuring of corporate America. Five of our major holdings, McDonnell-Douglas, Monsanto, Sprint, Freeport McMoRan and Dole Food, announced during the year that they would sell or spin-off to shareholders a portion of their business.

  During the fourth quarter our portfolio was negatively impacted by the short term earnings disappointments in two technology related companies. Both Motorola and Nokia announced a slowing in the rate of growth in the cellular phone business. We continue to believe that these companies enjoy superior industrial positions, generate high returns on capital and have attractive reinvestment opportunities. We plan to add to these positions over the course of 1996.

LAMCO: Most investors are a little cautious about the stock market's prospects for 1996. John Lindenthal, what is Oppenheimer's view of the stock market for 1996?

Lindenthal (Oppenheimer--Value): We think the probabilities favor modest market gains in 1996. While the outlook for inflation remains positive because of responsible monetary policies, global competition and the benefits of the information revolution, earnings disappointments will become more prevalent after five consecutive years of growth and expanding margins. We expect S&P 500 earnings to be flatish compared to an increase of about 15 percent in 1995, making stock selection even more important. With stocks at much higher levels and earnings growth more subdued, increased volatility is probably in store. Even the long-term positive of a cut in the capital gains tax could be a short-term negative if it triggers selling postponed into 1996.

 ..................................
"We expect S&P 500 earnings to
be flat compared to an increase
of about 15 percent in 1995,
making stock selection even more
important. With stocks at much
higher levels and earnings growth
more subdued, increased volatility
is probably in store."

        John Lindenthal
          Oppenheimer
 ..................................

  However, we do not foresee the ingredients for a major bear market, especially if inflation and short-term rates move lower as now appears likely. Further, the environment for capital is favorable. Individuals have responded to lower interest rates by shifting a larger portion of their total assets to financial instruments. However, we believe the big increment to demand for stock will come from corporations. Mergers and acquisitions soared to $450 billion last year and we look for a continuation of this activity into 1996. Also, many corporations continue to buy back their own stock. As usual, a challenging year lies ahead and the key to success will be superior stock selection.

LAMCO: Jim McClennen, what does Cooke & Bieler see ahead?

McClennen (Cooke & Bieler--Value): We believe there is reason to be cautious about the stock market in 1996. First, history suggests that a period of consolidation is likely to follow the dramatic surge we saw in 1995. Going back 50 years, every year the market increased more than 30 percent, a flat or down year ensued within three years. Frequently, the weak market occurred the following year. At the same time, we recognize that 1996 is an election year and that unusual forces could work to support the market. Second, it seems unlikely to us that the investment environment can get more favorable for stocks than it was in 1995. In fact, a deterioration at the margin in some of the key factors that influence the stock market is more plausible to us. Finally, because the market's valuation is extended in our view, even a continuation of the ideal conditions we had in 1995

                                                          Continued on page 16

 .........................................
"...low quality stocks have outperformed high quality stocks since 1992. As a result, high quality stocks now represent particularly good values...high quality stocks typically perform relatively well in a flat or down market. Thus, we would expect our portfolio of high quality, low risk equities to perform relatively well in 1996 should a weak market materialize."

         Jim McClennen
         Cooke & Bieler
 .........................................

Manager Roundtable
continued from page 15

is unlikely to evoke a major positive response from the stock market in the short term. Further, we believe that the market's current valuation reflects a high degree of investor optimism and would not expect valuations to offer much support in the event that investors realize their outlook is overly optimistic.

  One additional comment I would like to make is that we feel that the stocks of high quality companies are currently very attractive for several reasons. First, low quality stocks have outperformed high quality stocks since 1992. As a result, high quality stocks now represent particularly good values. Second, high quality stocks typically perform relatively well in a flat or down market. Thus, we would expect our portfolio of high quality, low risk equities to perform relatively well in 1996 should a weak market materialize.

LAMCO: Roger Palley, what is your outlook for 1996?

Palley (Palley-Needelman--Value): We look for 1996 to be a good year for our style. We believe high quality stocks will continue their recent outperformance and that our foreign holdings will add to relative performance this year. The general market is currently focusing on earnings, interest rates and the budget. While decelerating earnings growth may be a short-term "Achilles' heel" for the market, the likelihood of positive earnings growth in both 1996 and 1997 should help push the market higher. The S&P 500 is currently selling at about 17 times 1995 earnings, which is not excessive in the current low interest rate environment. The economy appears to be growing at a slow but steady pace, and even without a budget agreement we could see more Fed easing this year. The probability of lower rates in the U.S. and abroad could be a positive catalyst to stock prices in 1996.

 ..................................
"We look for 1996 to be a good
year for our style. We believe
high quality stocks will continue
their recent outperformance and
that our foreign holdings will
add to relative performance
this year."

               Roger Palley
             Palley-Needelman
 ..................................

LAMCO: Thank you. Jeff Miller, please give us your outlook for 1996.

Miller (Provident--Growth): Looking ahead, we remain optimistic on the prospects for growth stocks. A slowing economic environment should result in growth stocks achieving superior growth in earnings relative to their cyclical counterparts. The companies in the portfolio are involved in a wide range of industries but they all have one common ingredient. They all have excellent growth prospects that in aggregate should show about 25 percent earnings growth in both 1996 and 1997.

  We also believe that both communication and technology are secular growth areas which will become larger percentages of the GDP. We have retained certain investments in these areas because of the strong prospects that abound in the networking, client server, and the database arenas. Core holdings include Cisco, Hewlett-Packard, Computer Associates, Oracle and Informix. In addition to the information technology sector, the portfolio is invested in a wide range of industries that are a result of bottom-up stock-picking. These industries range from healthcare to specialty finance to business services.

  We have always remained focused on the earnings and revenue growth of the entire portfolio and it continues to look extremely bright. We expect 25 percent plus portfolio earnings growth on average versus a much lower expectation of only 5-10 percent earnings growth for the S&P 500 in 1996. Valuation levels are still very attractive, despite the excellent price performance this year. On average our portfolio is selling at a discount to its growth rate when compared to the S&P 500, providing excellent opportunities for 1996. As we have seen at many other similar times in the past, investors are rewarded for staying with these high quality stocks as the market rotates toward companies with rapidly growing earnings and revenues.

LAMCO: Thank you, Jeff. Irwin Smith, please continue with your outlook for 1996.

ALL [star] STAR

 ....................................
"... we remain optimistic on the
prospects for growth stocks....the
companies in the portfolio are
involved in a wide range of
industries but they all have one
common ingredient....growth
prospects that in aggregate should
show about 25 percent earnings
growth in both 1996 and 1997."

              Jeff Miller
               Provident
 ....................................

Smith (Columbus Circle--Growth): With the economy weak, sales and revenues going forward are likely to be weak as well. Corporate profits will therefore be more difficult to achieve, and thus we will quite likely invest more in companies which are significantly restructuring, or where a merger or acquisition provides incremental opportunities for cost savings and more efficient operations. Additionally, the potential for decline in profits and cash flow suggests that the quality of the company, the capabilities of management and the strength of its financial position will become more important. Those companies with good balance sheets and efficient operations should be able to enhance their competitive position relative to those less well capitalized or managed.

 ...................................
"...we will quite likely invest
more in companies which are
significantly restructuring, or
where a merger or acquisition
provides incremental opportunities
for cost savings and more efficient
operations."

           Irwin Smith
         Columbus Circle
 ...................................

  At year-end, our portfolio continues to be about 20 percent invested in technology, down from 30 percent four or five months ago. With the themes within technology moving away from semiconductors, personal computers and cellular development, our focus will turn instead toward those companies benefiting from the Internet, either as a provider of services to the user or to those companies enhancing its efficiency and capabilities. Healthcare is also about 20 percent of our portfolio and has been a beneficiary of positive demographics, positive events at the FDA, less pressure on pricing and the inefficiencies of the not-for-profit hospitals. We expect this sector to remain important in our portfolio, but recognize that the companies have already done quite well in the marketplace.

  At present, we have about 10 percent of the portfolio invested in financial institutions including banks, mortgage companies and insurance companies. There is not a strong rationale to either raise or lower our participation in these companies at this time. Other themes in the portfolio, generally comprising somewhere between 3-10 percent include: consumer staples, which would likely rise if the economy continues to weaken; specialty retailing, where the drivers will again relate to the consumer and specific company's fundamentals; communications, specifically related to the restructuring of the wireless and paging systems within the U.S.; energy and agriculture-related companies benefiting from the increased demand for efficient production throughout the world.

  As we think about the outlook for 1996, we have noted that since we started in business 20 years ago, the market has been down in only three years. In those three years, the decline has been less than five percent. In 1975, we were coming off a 40 percent decline in market value generated from the over-valuations of the "nifty-fifty" stocks that fell materially in 1973 and 1974. In the early 1980s, we had short- and long-term interest rates in excess of 15 percent. In recent years, we have taken interest rates from that level to about 4.5 percent on the short rates and six percent on the long rates. Both expanding price/earnings multiples and improving earnings have driven the stock market for the last 15 years. Whether this can continue is unclear, especially in an environment where the political leadership appears to be weak, the consumer extended and a great many businesses less healthy than they should be considering the length of the economic expansion and the opportunities to improve their balance sheets that have occurred over the last several years.

LAMCO: Thank you, Irwin. Now, perhaps we can discuss stocks that have been added to the ALL-STAR portfolio and the reasons why they were purchased. Jeff Miller, what have you added lately?

Miller (Provident--Growth): Recent buys include Paychex, which provides computerized payroll accounting services, salary deposit services, automatic payroll tax payment and human resource products and services to more than 186,000 small to medium size businesses nationwide. The long-term appeal of Paychex is the fact that most national job growth has, historically, been generated by smaller employers.

                                                          Continued on page 18

 ..................................
"Recent buys include Paychex,
which provides computerized
payroll accounting services...
to more than 186,000 small to
medium size businesses nationwide.
The long-term appeal of Paychex
is the fact that most national
job growth has, historically,
been generated by smaller
employers."
        Jeff Miller
         Provident
 ..................................

Manager Roundtable
continued from page 17

This is Paychex' target market and this is where it has its greatest market share. The company has very consistent top-line growth, which also appears to be accelerating. Another driver for its revenue stream is new product development. TaxPay, the company's automatic tax filing and payment service, has now penetrated 50 percent of the company's existing client base and 70 percent of all new customers. Its new human resource division, providing a variety of different products, is generating 50 percent revenue growth and breaking into profitability with lots of upside leverage. As the company continues to roll out new products its expense leverage is very high due to the high profitability of add-on services. This should result in improving margins and rapidly growing earnings.

  Another new purchase includes Pfizer. Pfizer, as you know, is a major producer of pharmaceuticals, hospital products, consumer products and other specialty health and chemical products. The company is one of the fastest growing major drug companies with 10 percent plus volume growth driven by new products and also with minimal generic exposure. The company has a very strong pipeline with six drugs in phase three clinical trials and eight more expected to reach phase three in the next six to 12 months. This has been brought about by an aggressive R&D program for the company. The company also has over 75 percent of its sales under patent through the year 2000, with no patents expiring over the next three years.

  This company, along with other of the major drug companies, has increased its margins and improved its profitability through an aggressive cost cutting program. Other broader trends include the reduction in the amount of time it takes to develop a new drug, another benefit of Pfizer's R&D program, as well as the announced commitment by the FDA for faster regulatory reviews of new drugs.

 .................................
"United Healthcare is a recent
addition for us. The company
owns 16 HMOs and manages
another nine....improved margins
and increased subscriptions are
the drivers of this selection."

            Irwin Smith
          Columbus Circle
 .................................

  Finally, another area we are excited about is networking. One of our holdings in this area is Cisco Systems. Cisco is a leading supplier of multi-protocol and multi-media communications services, routers and network management products. The company is recognized as one of the leading Internet companies. We think this is an exciting way to play the Internet without paying the multiples. This stock, along with others in its group, has been beaten down in the fourth quarter, in spite of only positive fundamental news. The industry is growing at 35-50 percent and Cisco has publicly stated that it expects to grow at above industry rates. Its balance sheet is outstanding with no debt and a significant amount of cash flow. The company also generates significant free cash. The proprietary nature of Cisco's products and services are evidenced by pretax margins and return on equity, both of which have been over 40 percent for the past several years. We believe this is another outstanding company and anticipate this being an exciting area over the next several years.

LAMCO: Irwin Smith, what have you added to the portfolio recently?

Smith (Columbus Circle--Growth): United Healthcare is a recent addition for us. The company owns 16 HMOs and manages another nine. While the pricing environment for premiums was weak in 1995, indications for early 1996 are exceeding expectations, going from flat-to-down to flat-to-up. Selling and administrative costs are also lower. United's $1.59 billion acquisition of MeraHealth will be additive to earnings and will improve operating margins. New enrollments for January 1996 were surprisingly higher than expected. Overall, improved margins and increased subscriptions are the drivers of this selection.

Another stock we like is 3Com, a computer networking company that recently acquired Chipcom. The acquisition, while initially dilutive, should be less dilutive than expected because of the acceleration of growth in digital switching and remote access revenues. Industry growth continues to be driven by increased

ALL [star] STAR

 ..................................
"We have been building positions
in Pitney Bowes and Hasbro. Both
are financially strong companies
that are astutely managed and have
leadership positions in their
respective industries."

          Jim McClennen
          Cooke & Bieler
 ..................................

networking and applications like Internet. The increased capabilities coupled with the overall growth, and potential for growth, are the key factors in this story.

LAMCO: Jim McClennen, please tell us what Cooke & Bieler likes.

McClennen (Cooke & Bieler--Value): We have been building positions in Pitney Bowes and Hasbro. Both are financially strong companies that are astutely managed and have leadership positions in their respective industries. Importantly, we believe there are some changes taking place with these companies that make their stocks particularly attractive relative to the companies' longer term prospects.

  In the case of Pitney Bowes, the leader in the postage meter and mailroom facilities management markets in the U.S., we believe revenue growth is accelerating on a sustainable basis due to management's renewed focus on the highly profitable core franchise. Non-core businesses have been divested and the company's external leasing business has been deemphasized. Financial and management resources are increasingly being used to expand the core business outside the U.S. as other countries rely more on market driven postal systems. Further, management has invested to develop technologically advanced postage meters and mailing systems. These products are stimulating demand for Pitney's core businesses in the U.S. Finally, while increased revenue growth is management's primary focus, cost containment is becoming a more important aspect of the company's culture. Thus, we believe top-line growth will be magnified at the bottom line.

  Hasbro is the second largest toy manufacturer in the world and has a diverse portfolio of well-recognized toys. Through the Milton Bradley and Parker Brothers divisions, the company has an unassailable position in the board games market. This business, which comprises over 50 percent of the company's profits, is highly profitable and a relatively stable grower. The company's Kenner division is a leader in marketing toys that are licensed from movie studios. Finally, Hasbro competes in the infant/preschool market through its Playskool division. We believe the company can strengthen its established leadership positions by leveraging superior management talent, financial strength, product line diversity, and global distribution capabilities. Management restructured the company last year to support a strategy of developing core brands on a global basis. A large part of the change involves approaching the business from a consumer product marketing perspective.
Longer term, we expect to see Hasbro's core products generate more consistent and profitable growth as a result. We began buying Hasbro shares late last summer because we believed the stock did not accurately reflect these positive changes and the company's very strong fundamental position and growth opportunities. The attractiveness of an investment in Hasbro became more apparent when Mattel offered to acquire Hasbro shares at a substantial premium. While we were disappointed with and somewhat surprised by the outcome, we believe the stock is currently very attractive given the company's fundamental strength and the sense of urgency imposed on management by recent events to enhance the company's value to shareholders.

LAMCO: John Lindenthal, what are couple of names that are new to your ALL-STAR portfolio?

Lindenthal (Oppenheimer--Value): We added RR Donnelley, which is the world's largest commercial printer and supplier of printing services, specializing in catalogs, financial and computer documentation, phone directories and magazines. The reasons for investment include: 1) the company's dominant share in this high return business provides outstanding opportunities, particularly in expanding technologies and global penetration; 2) an energized management team incentivized to generate strong shareholder value;
3) Donnelley has recently retooled its operations and now enjoys the most technologically advanced production facilities which will further boost its market share and profitability.

  We also added Countrywide Credit Industries to the portfolio. Countrywide Credit is the nation's largest independent residential mortgage lender and servicer. Countrywide Credit is a high return company with a large competitive advantage operating in a fragmented market. The main points of the case for Countrywide are: 1) the unique and differentiated

                                                          Continued on page 20

 .........................................
"Countrywide Credit is the nation's
largest independent residential mortgage
lender and servicer....it's a high
return company with a large competitive
advantage operating in a fragmented
market."

       John Lindenthal
         Oppenheimer
 .........................................

Manager Roundtable
continued from page 19

low-cost approach to mortgage origination that Countrywide Credit began in 1974 and is exploiting today without any meaningful look-alikes; 2) increasing cost efficiencies due to economies of scale in the servicing operation; 3) ambitious and competitive owner-operators that manage the company aggressively; 4) reasonable valuation at nine times economic earnings.

LAMCO: Let's close the discussion with a comment from Roger Palley about Palley-Needelman's recent purchases.

Palley (Palley-Needelman--Value): Kimberly Clark was acquired for the portfolio through the purchase of Scott Paper Company last October. Scott had announced its intention to be acquired by Kimberly in a stock swap. The combined company will have leading market positions in many paper-based consumer products such as facial tissues (Kleenex), paper towels, diapers (Huggies), bathroom tissues, and feminine products (Kotex). Kimberly can use Scott's European marketing expertise while Scott will benefit from Kimberly's domestic manufacturing efficiencies. Other investors are already seeing the advantages of the combination as the stock is up almost 30 percent since our purchase in October.

  Another recent purchase was Mobil Oil Corp., the world's third largest energy company. Since taking over the helm in 1994, CEO Lucio Noto has embarked on a number of restructuring and cost-cutting initiatives that continue to add to profitability. The recent sale of the Hefty Trash Bag and plastic business is just one example of the streamlining intentions of current management. Another positive catalyst is senior management's built-in motivation to improve the earnings and stock price. Management will earn substantial bonuses if certain key profitability targets are met by 1998.

  During the past 13 years, real oil prices have declined by over 70 percent. Current supply/demand characteristics, however, point to a reversal of this trend over the next decade. Strong growth in developing nations is one factor leading to increased worldwide demand. Even a modest increase in oil prices combined with Mobil's aggressive internal steps to improve profitability should lead to strong earnings growth over the next five years.

 ...................................
"Kimberly Clark was acquired for
the portfolio through the purchase
of Scott Paper Company last October
 ....the combined company will have
leading market positions in many
paper-based consumer products...
investors are already seeing the
advantages of the combination as
the stock is up almost 30 percent
since our purchase in October."

         Roger Palley
       Palley-Needelman
 ...................................

LIBERTY ALL [star] STAR EQUITY FUND

Schedule of
Investments

As of
December 31, 1995

Common Stocks (95.4%)                           Shares    Market Value
-----------------------------------------------------------------------
Aerospace (2.1%)
The Boeing Co.                                   100,000   $ 7,837,500
McDonnell-Douglas Corp.                          120,000    11,040,000
                                                           -----------
                                                            18,877,500
                                                           -----------
Auto Parts (0.9%)
Eaton Corp.                                       40,000     2,145,000
Genuine Parts Co.                                147,000     6,027,000
                                                           -----------
                                                             8,172,000
                                                           -----------
Banks (3.8%)
Bank of New York, Inc.                           137,100     6,683,625
Chemical Banking Corp.                            59,800     3,513,250
Citicorp                                         130,000     8,742,500
CoreStates Financial Corp.                       130,000     4,923,750
State Street Boston Corp.                        145,000     6,525,000
Wachovia Corp.                                    70,000     3,202,500
                                                           -----------
                                                            33,590,625
                                                           -----------
Broadcasting & Cable (2.0%)
British Sky Broadcasting Group PLC ADR            70,000     2,633,750
Cabletron Systems, Inc. (a)                       40,000     3,240,000
Capital Cities/ABC, Inc.                          45,000     5,551,875
Telecommunications Inc.
  NE Liberty Media Group (a)                      63,950     1,718,656
Viacom, Inc. (a)                                  86,000     4,074,250
                                                           -----------
                                                            17,218,531
                                                           -----------
Business Services (2.1%)
The Dun & Bradstreet Corp.                        82,000     5,309,500
First Data Corp.                                 178,227    11,918,931
Fleet Financial Group, Inc.                       41,500     1,691,125
                                                           -----------
                                                            18,919,556
                                                           -----------
Chemicals (2.8%)
The  Lubrizol Corp.                              123,000     3,428,625
Monsanto Co.                                     121,200    14,847,000
Sherwin-Williams Co.                             154,000     6,275,500
                                                           -----------
                                                            24,551,125
                                                           -----------
Computers & Business Equipment (12.1%)
Applied Materials, Inc. (a)                      129,800     5,110,875
Automatic Data Processing, Inc.                   50,000     3,712,500
Ceridian Corp. (a)                                20,000       825,000
Cisco Systems, Inc. (a)                          120,000     8,955,000
Computer Associates International, Inc.          164,150     9,336,031
Computer Sciences Corp. (a)                       40,000     2,810,000
General Motors Corp. Class E                      72,700     3,780,400
Hewlett-Packard Co.                              105,400     8,827,250
Informix Corp. (a)                                87,100     2,613,000
Intel Corp.                                      195,000    11,066,250

See Notes to Schedule of Investments.

LIBERTY ALL [star] STAR EQUITY FUND

Common Stocks (continued)                       Shares     Market Value
----------------------------------------------------------------------
Computers & Business Equipment (continued)
International Business Machines Corp.             60,000   $ 5,505,000
LSI Logic Corp. (a)                               92,200     3,019,550
Microsoft Corp. (a)                              146,700    12,872,925
Oracle Systems Corp. (a)                         201,950     8,557,631
Pitney Bowes, Inc.                               180,000     8,460,000
3Com Corp. (a)                                   100,700     4,695,138
Xerox Corp.                                       39,000     5,343,000
                                                           -----------
                                                           105,489,550
                                                           -----------
Construction (0.8%)
Foster-Wheeler Corp.                             125,000     5,312,500
MASCO Corp.                                       65,000     2,039,375
                                                           -----------
                                                             7,351,875
                                                           -----------
Consumer Products (1.5%)
Nike , Inc.                                       24,600     1,712,775
Unilever N.V. ADR                                 50,000     7,037,500
VF Corp.                                          85,500     4,510,125
                                                           -----------
                                                            13,260,400
                                                           -----------
Cosmetics & Toiletries (1.8%)
Avon Products, Inc.                              151,700    11,434,388
The Gillette Co.                                  80,000     4,170,000
                                                           -----------
                                                            15,604,388
                                                           -----------
Diversified (3.0%)
American Standard Companies, Inc. (a)             58,000     1,624,000
Corning, Inc.                                    182,000     5,824,000
General Electric Co.                             100,000     7,200,000
Minnesota Mining & Manufacturing Co.              79,800     5,286,750
Parker Hannifin Corp.                             52,500     1,798,125
Whitman Corp.                                    200,000     4,650,000
                                                           -----------
                                                            26,382,875
                                                           -----------
Drugs & Health Care (11.3%)
Amgen, Inc. (a)                                  135,000     8,015,625
Bristol-Myers Squibb Co.                          70,000     6,011,250
Cardinal Health, Inc.                             30,000     1,642,500
Ciba-Geigy AG ADR                                 98,900     4,339,238
Columbia / HCA Healthcare Corp.                  104,900     5,323,675
Healthsouth Corp. (a)                             70,000     2,038,750
Johnson & Johnson                                 77,700     6,653,063
Medtronic, Inc.                                  168,700     9,426,113
Merck & Co., Inc.                                216,200    14,215,150
Oxford Health Plans, Inc. (a)                     30,000     2,216,250
Pfizer, Inc.                                     100,000     6,300,000
Pharmacia & Upjohn, Inc.                         152,975     5,927,780
Schering Plough Corp.                            125,000     6,843,750
Schlumberger Ltd.                                 24,500     1,696,625
SmithKline Beecham PLC ADR                        65,000     3,607,500
St. Jude Medical, Inc. (a)                        22,500       967,500

See Notes to Schedule of Investments.

LIBERTY ALL [star] STAR EQUITY FUND

Common Stocks (continued)                   Shares         Market Value
----------------------------------------------------------------------
Drugs & Health Care (continued)
United Healthcare Corp.                         108,500   $ 7,106,750
Warner Lambert Co.                               60,000     5,827,500
                                                          -----------
                                                           98,159,019
                                                          -----------
Electrical Utilities (0.6%)
Pinnacle West Capital Corp.                     170,000     4,887,500
                                                          -----------

Electronics & Electrical Equipment (4.2%)
Analog Devices, Inc. (a)                         50,000     1,768,750
Arrow Electronics, Inc. (a)                     125,000     5,390,625
General Motors Corp. Class H                     86,000     4,224,750
Glenayre Technologies, Inc. (a)                  25,000     1,556,250
KLA Instruments Corp. (a)                        29,300       763,631
Loral Corp.                                     134,000     4,740,250
Molex Inc.                                       39,062     1,196,274
Raytheon Co.                                    246,000    11,623,500
Stratacom Inc. (a)                               23,900     1,756,650
Tyco International Ltd.                          60,000     2,137,500
W.W.Grainger, Inc.                               27,000     1,788,750
                                                          -----------
                                                           36,946,930
                                                          -----------
Financial Services (5.3%)
American Express Co.                             85,000     3,516,875
Countrywide Credit Industries, Inc.             120,000     2,610,000
CUC International, Inc. (a)                      32,000     1,092,000
Federal Home Loan Mortgage Corp.                130,000    10,855,000
Federal National Mortgage Association            50,000     6,206,250
First USA, Inc.                                  60,000     2,662,500
H&R Block, Inc.                                  53,000     2,146,500
MBNA Corp.                                      120,000     4,425,000
Morgan Stanley Group, Inc.                       60,000     4,837,500
Paychex, Inc.                                    20,000       997,500
Travelers Group, Inc.                           110,000     6,916,250
                                                          -----------
                                                           46,265,375
                                                          -----------
Food & Beverage (2.0%)
Dole Food, Inc.                                 120,000     4,200,000
McCormick & Co., Inc.                           110,000     2,653,750
Nabisco Holding Corp.                           140,000     4,567,500
PepsiCo, Inc.                                   102,400     5,721,600
                                                          -----------
                                                           17,142,850
                                                          -----------
Hotels & Leisure (1.6%)
Brunswick Corp.                                 150,000     3,600,000
Disney (Walt) Co.                                51,900     3,062,100
Hasbro, Inc.                                    110,000     3,410,000
HFS, Inc. (a)                                    45,000     3,678,750
                                                          -----------
                                                           13,750,850
                                                          -----------
See Notes to Schedule of Investments.

LIBERTY ALL [star] STAR EQUITY FUND

Common Stocks (continued)                         Shares   Market Value
---------------------------------------------------------------------
Industrial Equipment (0.8%)
Dover Corp.                                      182,000  $ 6,711,250
                                                           ----------

Insurance (8.2%)
Aetna Life & Casualty Co.                         34,500    2,389,125
AFLAC, Inc.                                      150,000    6,506,250
American International Group, Inc.                91,750    8,486,875
Aon Corp.                                        101,450    5,059,819
The Chubb Corp.                                   30,000    2,902,500
Cigna Corp.                                       34,600    3,572,450
EXEL Limited                                     125,000    7,625,000
Marsh & McLennan Companies, Inc.                  84,000    7,455,000
MBIA, Inc.                                        63,000    4,725,000
MGIC Investment Corp.                             94,000    5,099,500
PMI Group                                         20,000      905,000
Progressive Corp.                                130,000    6,353,750
Providian Corp.                                  104,000    4,238,000
Transamerica Corp.                                80,000    5,830,000
                                                           ----------
                                                           71,148,269
                                                           ----------
Metals & Mining (1.2%)
Freeport-McMoRan Copper & Gold Inc. Class A       83,333    3,083,321
Freeport-McMoRan Inc.                            175,000    4,921,875
Potash Corp. Saskatchewan Inc.                    33,000    2,338,875
                                                           ----------
                                                           10,344,071
                                                           ----------
Oil & Gas (7.5%)
Amerada Hess Corp.                                34,700    1,839,100
British Petroleum PLC ADR                         22,312    2,278,612
Burlington Resources, Inc.                       104,000    4,082,000
Elf Aquitaine Inc. ADR                            48,924    1,797,957
Enron Corp.                                       90,000    3,431,250
Exxon Corp.                                      100,000    8,012,500
Mobil Corp.                                       40,100    4,491,200
Repsol S.A. ADR                                  184,700    6,072,012
Royal Dutch Petroleum Co. ADR                     93,100   13,138,738
Tenneco, Inc.                                     61,200    3,037,050
Triton Energy Corp. (a)                          150,000    8,606,250
Union Texas Petroleum Holdings, Inc.             200,000    3,875,000
USX Marathon Group                               224,800    4,383,600
                                                           ----------
                                                           65,045,269
                                                           ----------
Paper (3.8%)
Alco Standard Corp.                               50,000    2,281,250
Avery Dennison Corp.                              96,000    4,812,000
Champion International Corp.                     120,000    5,040,000
International Paper Co.                          112,200    4,249,575
Kimberly Clark Corp.                             117,656    9,736,034
Union Camp Corp.                                 144,000    6,858,000
                                                           ----------
                                                           32,976,859
                                                           ----------
See Notes to Schedule of Investments.

LIBERTY ALL [star] STAR EQUITY FUND

Common Stocks (continued)                              Shares    Market Value
-----------------------------------------------------------------------------
Photographic Equipment & Supplies (0.7%)
Eastman Kodak Co.                                        92,200   $ 6,177,400
                                                                  -----------

Pollution Control (0.5%)
Browning-Ferris Industries, Inc.                        155,900     4,599,050
                                                                  -----------

Publishing (3.2%)
American Greetings Corp.                                313,000     8,646,625
Gannett Co., Inc.                                        84,300     5,173,912
McGraw Hill, Inc.                                        33,000     2,875,125
R.R. Donnelly & Sons Co.                                100,000     3,937,500
Readers Digest Association, Inc. Class A                138,000     7,072,500
                                                                  -----------
                                                                   27,705,662
                                                                  -----------
Real Estate (0.1%)
Castle & Cooke                                           40,000       670,000
                                                                  -----------

Retail Trade (3.8%)
American Stores Co.                                     160,000     4,280,000
AutoZone, Inc. (a)                                      110,000     3,176,250
Dayton Hudson Corp.                                      58,000     4,350,000
Federated Department Stores (a)                          95,700     2,631,750
May Department Stores Co.                               260,000    10,985,000
Office Depot, Inc. (a)                                  180,900     3,572,775
Safeway, Inc. (a)                                        81,000     4,171,500
                                                                  -----------
                                                                   33,167,275
                                                                  -----------
Rubber & Plastics (0.6%)
The Goodyear Tire and Rubber Co.                        114,800     5,209,050
                                                                  -----------

Services (0.6%)
Service Corp. International                             110,000     4,840,000
                                                                  -----------

Telecommunications (3.5%)
American Telephone & Telegraph Co.                       77,500     5,018,125
Andrew Corp. (a)                                         40,000     1,530,000
Ericsson (L.M.) Telephone Co. Class B ADR               504,800     9,843,600
MCI Communications Corp.                                154,400     4,033,700
Motorola, Inc.                                           75,000     4,275,000
Nokia Corp. ADR                                         149,000     5,792,375
Sprint Corp.                                            175,000     6,978,125
U.S. Robotics Corp. (a)                                  39,500     3,466,125
                                                                  -----------
                                                                   40,937,050
                                                                  -----------
Transportation (1.8%)
AMR Corp. (a)                                            60,000     4,455,000
Burlington Northern Santa Fe Transportation, Inc.        71,500     5,577,000
Union Pacific Corp.                                     144,000     5,563,800
                                                                  -----------
                                                                   15,595,800
                                                                  -----------

Total Common Stocks (Cost $599,887,035)                           831,697,954
                                                                  -----------

See Notes to Schedule of Investments.

LIBERTY ALL [star] STAR EQUITY FUND

Short-term                       Interest  Maturity        Par        Market
Investments (5.7%)                 Rate      Date         Value        Value
------------------------------------------------------------------------------
Commercial Paper (3.2%)
American Express Credit Corp.      5.60%   01/03/96   $ 2,200,000   $ 2,199,316
Bell Atlantic Network Funding      5.65    01/26/96     1,000,000       996,076
Beneficial Corp.                   5.83    01/11/96     2,500,000     2,495,951
Cooperative Assoc. Tractor Dealer  5.78    01/10/96     1,000,000       998,555
Cooperative Assoc. Tractor Dealer  5.72    01/16/96     1,500,000     1,496,425
Deutsche Bank Finance, Inc.        5.72    01/08/96     1,000,000       998,888
Goldman Sachs Group LP             5.77    01/03/96     2,500,000     2,499,199
Government Development Bank
   for Puerto Rico                 5.68    01/19/96     1,500,000     1,495,740
Nestle Capital Corp.               5.56    01/26/96     2,000,000     1,992,278
PepsiCo, Inc.                      5.60    02/02/96     1,000,000       995,022
Prudential FDG Corp.               5.92    01/04/96     2,500,000     2,498,767
Prudential FDG Corp.               5.77    01/09/96     5,000,000     5,000,000
Siemens Corp.                      5.57    01/22/96     1,500,000     1,495,126
Student Loan Corp.                 5.75    01/16/96     2,500,000     2,494,010
                                                                    -----------
Total Commercial Paper                                               27,655,353
                                                                    -----------
U.S. Governmment Security (1.3%)
U.S. Treasury Bill                 5.30    01/04/96    11,000,000    10,995,142
                                                                    -----------
Repurchase Agreements (1.2%)
State Street Bank & Trust Co. dated 12/29/95, 5.00%,
to be repurchased at $10,536,851 on 01/02/96,
collateralized by $7,385,000 U.S. Treasury Bonds
at 9.875%, due 11/15/15, with a current market value
of $10,743,321                                                       10,531,000
                                                                   ------------

Total Short-term Investments (Cost $49,181,495)                      49,181,495
                                                                   ------------

Total Investments (101.1%) (Cost $649,068,530) (b)                  880,879,449
                                                                   ------------

Other Assets and Liabilities, Net (-1.1%)                            (9,168,621)
                                                                   ------------

Net Assets (100.0%)                                               $ 871,710,828
                                                                   ============
Net Asset Value Per Share (79,018,694 shares outstanding)                $11.03
                                                                   ============

Notes to Schedule of Investments:
(a) Non-income producing security.
(b) The cost of investments for Federal income tax purposes
    is $649,359,550.
     Gross unrealized appreciation and depreciation
     of investments at December 31, 1995 is as follows:
          Gross unrealized appreciation                           $ 238,239,099
          Gross unrealized depreciation                              (6,719,200)
                                                                   ------------
          Net unrealized appreciation                             $ 231,519,899
                                                                   ============

Acronym                 Name
-------      ---------------------------
 ADR         American Depository Receipt

See Notes to Financial Statements.

LIBERTY ALL [star] STAR EQUITY FUND

------------------------------------------------------------------------------

Statement
of Assets and
Liabilities

December 31, 1995
Assets:
   Investment at market value
      (Identified cost $649,068,530)                      $ 880,879,449
   Cash                                                           3,087
   Receivable for investments sold                            7,395,010
   Dividends and interest receivable                          1,123,801
   Other assets                                                  48,201
                                                         ---------------

      Total assets                                          889,449,548
                                                         ---------------

Liabilities:
   Payable for investments purchased                          7,590,770
   Distributions payable                                      9,391,675
   Management fees payable                                      541,133
   Administrative fee payable                                   135,283
   Accrued expenses                                              79,859
                                                         ---------------

      Total liabilities                                      17,738,720
                                                         ---------------

Net assets                                                $ 871,710,828
                                                         ===============


Net assets represented by:
   Paid-in capital (unlimited number of shares of
     beneficial interest without par value authorized,
     79,018,694 shares outstanding)                       $ 631,046,550
   Accumulated net realized gains on investments
     less distributions                                       8,853,359
   Net unrealized appreciation of investments               231,810,919
                                                         ---------------

Total net assets applicable to outstanding shares
   of beneficial interest ($11.03 per share)              $ 871,710,828
                                                         ===============

See Notes to Financial Statements.

LIBERTY ALL [star] STAR EQUITY FUND

-------------------------------------------------------------------------
Statement of
Operations

For the year ended
December 31, 1995

Investment income:
     Dividends                                             $ 13,585,791
     Interest                                                 2,294,629
                                                           -------------
          Total investment income                            15,880,420
  Expenses:
     Management fees                       $  5,896,342
     Administrative fee                       1,537,451
     Custodian and transfer agent fee           475,020
     Proxy and shareholder
       communication expense                    185,258
     Printing expense                           119,474
     Legal and audit fees                        59,389
     Insurance expense                           77,212
     Trustees' fees and expense                  42,072
     Miscellaneous expense                       90,364
                                           -------------
          Total expense                                      8,482,582
                                                           ------------

     Net investment income                                   7,397,838

  Realized and unrealized gains on
     investments:
     Net realized gains on investments
        transactions:
          Proceeds from sales               458,707,569
          Cost of investments sold          379,893,042
                                           -------------

             Net realized gains on
               investment transactions                       78,814,527

     Net unrealized appreciation
       of investments:
          Beginning of year                 100,823,142
          End of year                       231,810,919
                                           -------------

             Change in unrealized
                appreciation-net                            130,987,777
                                                           --------------

  Net increase in net assets
     resulting from operations                             $ 217,200,142
                                                           ==============


  See Notes to Financial Statements.

LIBERTY ALL [star] STAR EQUITY FUND

Statement of
Changes in
Net Assets
                                       Year Ended December 31,
                                   -------------------------------
                                        1995            1994
------------------------------------------------------------------

Operations:
   Net investment income           $   7,397,838    $   8,235,508
   Net realized gains on
     investment transactions          78,814,527       39,502,582
   Change in unrealized
     appreciation-net                130,987,777      (55,240,220)
                                   -------------    -------------

   Net increase (decrease) in
     net assets resulting
     from operations                 217,200,142       (7,502,130)
                                   -------------    -------------


Distributions declared from:
   Net investment income              (7,397,838)      (8,235,508)
   Net realized gains on
     investments                     (72,731,982)     (37,685,681)
   Paid-in capital                          --        (25,433,673)
                                   -------------    -------------

   Total distributions               (80,129,820)     (71,354,862)
                                   -------------    -------------

Capital transactions:
   Increase in net assets from
      capital share transactions      24,187,453       64,454,198
                                   -------------    -------------
   Total increase (decrease)
     in net assets                   161,257,775      (14,402,794)

Net Assets:
   Beginning of year                 710,453,053      724,855,847
                                   -------------    -------------

   End of Year                     $ 871,710,828    $ 710,453,053
                                   =============    =============

See Notes to Financial Statements.

LIBERTY ALL [star] STAR EQUITY FUND

Financial
Highlights

                                                            Year Ended December 31,
                                          ------------------------------------------------------------
                                           1995         1994         1993        1992           1991
------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
     Net asset value
       at beginning of year               $   9.26      $ 10.40     $  10.78     $  11.20     $   8.92
                                          --------     --------     --------     --------     --------
  Income from Investment Operations:
     Net investment income                    0.10         0.11         0.12         0.16         0.17
     Net realized and
        unrealized gains (losses)
        on securities                         2.71        (0.20)        0.78(a)      0.54         3.13
     Provision for Federal income tax           --           --        (0.18)          --           --
                                          --------     --------     --------     --------     --------
     Total from Investment Operations         2.81        (0.09)        0.72         0.70         3.30
                                          --------     --------     --------     --------     --------
  Less Distributions:
     Dividends from net
        investment income                    (0.10)       (0.12)       (0.12)       (0.18)       (0.15)
     Distributions from realized
        capital gains                        (0.94)       (0.52)       (0.58)       (0.66)       (0.87)
     Returns of Capital                         --        (0.36)       (0.37)       (0.23)         --
                                          --------     --------     --------     --------     --------
     Total distributions                     (1.04)       (1.00)       (1.07)       (1.07)       (1.02)
                                          --------     --------     --------     --------     --------
     Change due to rights
        offering (b)                            --        (0.05)       (0.03)       (0.05)         --
                                          --------     --------     --------     --------     --------
     Net asset value at
        end of year                       $  11.03      $  9.26     $  10.40     $  10.78     $  11.20
                                          ========     ========     ========     ========     ========

     Per share market value
        at end of year                    $ 10.875      $ 8.500     $ 11.125     $ 11.125     $ 10.750
                                          ========     ========     ========     ========     ========

  Total Investment Return for
      Shareholders: (c)
     Based on net asset value                 31.8%        (0.8%)        8.8%         6.9%        39.3%
     Based on market price                    41.4%       (14.9%)       12.7%        14.9%        53.9%
  Ratios and Supplemental Data
     Net assets at end of year
        (millions)                            $872         $710         $725         $665         $601
     Ratio of expenses to average
        net assets                            1.06%        1.07%        1.08%        1.08%        1.16%
     Ratio of net investment
        income to average
        net assets                            0.92%        1.16%        1.08%        1.44%        1.66%
     Portfolio turnover rate                    54%          44%          72%          57%          72%

  (a) Before provision for Federal income tax.

  (b) Effect of ALL-STAR's rights offering for shares at a price below net asset value.

  (c) Calculated assuming all distributions reinvested and all rights exercised.

  See Notes to Financial Statements.

LIBERTY ALL*STAR EQUITY FUND

Notes to
Financial
Statements

December 31, 1995

Note 1. Organization and
Accounting Policies

Liberty ALL-STAR Equity Fund (ALL-STAR or the Fund), organized as a Massachusetts business trust on August 20, 1986, is a closed-end, diversified management investment company. ALL-STAR's investment objective is to seek total investment return, comprised of long term capital appreciation and current income, through investment primarily in a diversified portfolio of equity securities. ALL-STAR is managed by Liberty Asset Management Company (the "Manager"), an indirect wholly-owned subsidiary of Liberty Mutual Insurance Company.

The following is a summary of significant accounting policies followed by ALL-STAR in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results, if different, are expected to be immaterial to the net assets of the Fund.

Valuation of Investments-Portfolio securities listed on an exchange and over-the-counter securities quoted on the NASDAQ system are valued on the basis of the last sale on the date as of which the valuation is made, or, lacking any sales, at the current bid prices. Over-the-counter securities not quoted on the NASDAQ system are valued on the basis of the mean between the current bid and asked prices on that date. Securities for which reliable quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures established by the Board of Trustees. Short-term instruments maturing in more than 60 days for which market quotations are readily available are valued at current market value. Short-term instruments with remaining maturities of 60 days or less are valued at amortized cost, unless the Trustees determines that this does not represent fair value.

Provision for Federal Income Tax

ALL-STAR qualifies as a regulated investment company." As a result, a Federal income tax provision is not required for amounts distributed to shareholders.

Other-Security transactions are accounted for on the trade date. Interest income and expenses are recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

Note 2. Management and
Administrative Fees

Under ALL-STAR's Management and Portfolio Management Agreements, ALL-STAR pays the Manager a management fee for its investment management services at an annual rate of 0.80% of ALL-STAR's average weekly net asset value. The Manager pays each Portfolio Manager a portfolio management fee at an annual rate of 0.40% of the average weekly net asset value of the portion of the investment portfolio managed by it. ALL-STAR also pays the Manager a fee for its administrative services at an annual rate of 0.20% of ALL-STAR's average weekly net asset value. The annual fund management and administrative fees are reduced to 0. 72 % and 0. 1 8%, respectively, on average weekly net assets in excess of $400,000,000 and the aggregate annual fees payable by the Manager to the Portfolio Managers are reduced to 0.36% of ALL-STAR's average weekly net assets in excess of $400,000,000.

Under the terms of a settlement of litigation initiated in 1988, the Manager will, until July 1997 or ALL-STAR's conversion to an open-end fund, whichever occurs first, make monthly rebates of a portion of its fee for investment management services ranging from 3.875% of such fee if the Fund's net assets are more than $550 million to zero if such assets are under $300 million. During the year ended December 31, 1 995, $2 3 7,693 in rebates has been offset against management fees of the Fund.

Note 3. Capital Transactions

During the year ended December 31, 1995, distributions in the amount of $24,187,453 were paid in newly issued shares valued at market value or net asset value, but not less than 95% of market value, resulting in the issuance of 2,276,314 shares. In a rights offering commencing August 8, 1 994, shareholders exercised rights to purchase 4,704,931 shares at $9.14 per share for proceeds, net of expenses, of $42,793,069. In addition, during the year ended December 31, 1 994, distributions in the amount of $26,072,896 were paid in newly issued shares valued at market value or net asset value, but not less than 95% of market value, resulting in the issuance of 2,365,415 shares.

Note 4. Securities Transactions

Realized gains and losses are recorded on the identified cost basis for both financial reporting and Federal income tax purposes. The cost of investments purchased and the proceeds from investments sold excluding short-term debt obligations for the year ended December 31, 1995 were $413,935,1 76 and $458,707,569 respectively.

Note 5. Distributions to Shareholders

ALL-STAR currently has a policy of paying distributions on its common shares totaling approximately 1 0% of its net asset value per year, payable in four quarterly distributions of 2.5% of ALL-STAR's net asset value at the close of the New York Stock Exchange on the Friday prior

LIBERTY ALL [star] STAR EQUITY FUND

Notes to
Financial
Statements
(continued)

to each quarterly declaration date. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

LIBERTY ALL [star] STAR EQUITY FUND

Independent
Auditors'
Report

[KPMG logo] KPMG Peat Marwick LLP

The Board of Trustees and Shareholders
Liberty ALL-STAR Equity Fund

We have audited the accompanying statement of assets and liabilities of Liberty ALL-STAR Equity Fund (the Fund), including the schedule of investments, as of December 31, 1995, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Liberty ALL-STAR Equity Fund as of December 31, 1995, and the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                       /s/ KPMG Peat Marwick LLP

Boston, Massachusetts
February 16, 1996

LIBERTY ALL [star] STAR EQUITY FUND


Tax
Information
(unaudited)


All 1995 distributions whether received in cash or shares of ALL-STAR consist of the following: (1) ordinary dividend income and (2) long-term capital gains distributions.

Below is a table which details the percentage of each 1995 distribution for Federal income tax purposes.

For Corporate Shareholders

100% of the income dividends qualify for the 70% dividend received deduction available for corporations for the year ended December 31, 1995.


TAX STATUS OF 1995 DISTRIBUTIONS

                ORDINARY INCOME


                          Net     Short-term   Long-term    Return
Date         Amount   Investment   Capital      Capital       of
Paid       Per Share    Income      Gains        Gains     Capital

03/20/95     $0.24      20.08%      9.54%        70.38%       --

06/19/95      0.25      19.28       9.16         71.56        --

10/10/95      0.27        --         --         100.00        --

01/08/96      0.28        --         --         100.00        --

                       THIS PAGE INTENTIONALLY LEFT BLANK

                       THIS PAGE INTENTIONALLY LEFT BLANK

                       THIS PAGE INTENTIONALLY LEFT BLANK

LIBERTY ALL [star] STAR EQUITY FUND

NEW YORK STOCK EXCHANGE TRADING SYMBOL: USA

FUND MANAGER
Liberty Asset Management Company
Federal Reserve Plaza
600 Atlantic Avenue
Boston, Massachusetts 02210-2214
1-617-722-6036

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
99 High Street
Boston, Massachusetts 02110

CUSTODIAN
Boston Safe Deposit & Trust Company
One Cabot Road
Medford, Massachusetts 02155

INVESTOR ASSISTANCE,
TRANSFER AND DIVIDEND
DISBURSING AGENT AND REGISTRAR
State Street Bank and Trust Company
P.O. Box 8200, Boston, Massachusetts 02266-8200
1-800-LIB-FUND [1-800-542-3863]

LEGAL COUNSEL
Bingham, Dana & Gould
150 Federal Street
Boston, Massachusetts 02110

TRUSTEES
Robert J. Birnbaum*
James E. Grinnell*
Richard W. Lowry*
Richard I. Roberts

OFFICERS
Richard I. Roberts, Chairman, Board of Trustees
Richard R. Christensen, President
William R. Parmentier, Jr., Vice President
Peter L. Lydecker, Treasurer and Controller
John A. Benning, Secretary

*Member of the audit committee.
--------------------------------------------------

[Liberty logo]

Printed with Soybean Inks

[recycle logo] Printed on Recycled Paper             D/69m/11-95